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                                                                   Exhibit 10.27
                                [LOGO OF JBI]

                                                  As of December 12, 2000

Mr. Stuart M. Glasser
Senior Executive Vice President;
President & Chief Executive Officer
The Casual Male, Inc.
437 Turnpike Street
Canton, MA 02021

Dear Stuart:

     Reference is made to the Restricted Stock Award granted to you on July 8, 1998, as amended (the "Award") and the Forgivable Promissory Note dated July 8, 1998 (the "Note"). Terms not otherwise defined herein shall be used as defined in the Award and/or the Note.

     By this letter, The Board of Directors of J. Baker, Inc. (the "Company") hereby: (i) acknowledges the verbal between the Company and you regarding the extension of the Vesting Date of the Award (and the associated repurchase and forfeiture rights) described in Sections 2(c) and 3 of the Award and (ii) agrees to modify the Award and the Note as described herein:

     1.   Elimination of Repurchase Right. Section 2(c) of the Award is hereby
          --------------------------------
          deleted in its entirety and the Company hereby waives now and forever any right to repurchase the Common Stock of the Company granted pursuant to the Award.

     2.   Vesting of Restricted Stock. The first paragraph of Section 3 of the
          ----------------------------
          Award is hereby deleted in its entirety and replaced with the following:

               "The Shares of Restricted Stock granted herein shall vest ratably over five years beginning on July 8, 1998 such that the first ratable tranche of the Shares shall vest on July 8, 1999."

     3.   Promissory Note. The fourth paragraph of the Note is hereby deleted
          ----------------
          in its entirety.

     All terms and provisions of the Award and the Note not otherwise modified herein shall continue in full force and affect.

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     Kindly acknowledge your acceptance of these modifications and your agreement thereto by executing two copies of this letter in the designated space below. Please return one copy to Michael O'Hara and retain one for your records.

                                   Very truly yours,

                                   /s/ J. Christopher Clifford
                                   J. Christopher Clifford
                                   Chairman, Compensation Committee
                                   J. Baker, Inc. Board of Directors

ACCEPTED AND AGREED TO:

by:  /s/ Stuart M. Glasser
    --------------------------
     Stuart M. Glasser

MOH:bas

Cc: Michael A. O'Hara, Esq.
    Secretary of the Board